August 28, 2008


Mr. William Thompson
Accounting Branch Chief
Division of Corporation Finance
Securities and Exchange Commission
100 F. Street N.E.
Washington, D.C.  20649

          Re:     Food Technology Service, Inc.
          Form 10-KSB/A for the Year Ended December 31, 2007
          File No. 0-19047

Dear Mr. Thompson:

     This will acknowledge receipt of your letter of comments dated August 14, 2008. In response thereto, we are filing an Amended Form 10-KSB Report for the year ended December 31, 2007, amending the response to Item 8(a) and filing new Officer Certifications required by Item 601(b)(31) and (32) of Regulation SB.

     You have requested that we advise you of the factors that support our conclusions regarding the effectiveness of our controls and procedures. Please be advised as follows:

     Data regarding sales and expenses is entered into an automated accounting system on a daily basis. This information is entered by a Company administrator and access to the accounting system is password-restricted. Only the administrator and the CEO/CFO have access at a level that allows data input or printing of checks. Hard-copy records are maintained of all financial transactions and various controls, including those related to fund receipt and deposit, are in place.

     On a daily basis, the CEO/CFO uses the automated accounting system to Examine trends and performance and look for irregularities. Only the CEO is authorized to disburse funds and the CEO regularly checks all expenses and billings.

     On a monthly basis, an accountant with a CPA firm (not independent) under contract with the Company visits the Company to review the automated accounting system files and transactions. This accountant makes adjustments to the files as necessary, examines for irregularities and meets with the CEO/CFO to discuss any changes or concerns.

     On a quarterly basis, the above referenced accountant visits the Company to examine quarterly transactions, prepare reconciliations and generate reports for the 10-QSB. The accountant works with the Company's independent public accounting firm, Faircloth & Associates, P.A. and the CEO/CFO in preparing the financial information for the 10-QSB which is reviewed in detail by the CEO/CFO. Prior to filing the 10-QSB, the report is distributed to, reviewed and approved by the members of the Board of Directors.

     On a quarterly basis, the Board of Directors meets and receives a financial report from the CEO/CFO which includes information on performance and accountability.

     On an annual basis, the Company's independent public accounting firm conducts an audit of the Company's financial statements. The audit includes a determination on the adequacy of financial controls. Prior to filing the 10-KSB, the report is distributed to, reviewed and approved by members of the Board of Directors, including the Company's audit committee.

     As a minimum, on an annual basis, the audit committee meets with the CEO/CFO and privately with Faircloth & Associates to receive the auditors report and discuss any concerns.

     Based on these procedures, we believe that we have covered the criteria recommended by the Committee of Sponsoring Organizations of the Treadway Commissions in Internal Controls - Integrated Framework. Further, we believe that these controls and procedures ensure that the information required to be disclosed in the Company's reports filed with the Commission is recorded, processed, and reported within the time periods specified by the Commission.


                              Sincerely,



                              /s/ Richard G. Hunter
                                  -----------------------
                                  Richard G. Hunter, Ph.D.
                                  CFO, CEO